EXHIBIT 10.1

LOOP PET RESIN TERMS AND CONDITIONS

This Agreement (the “Agreement”) is made by and between Loop Industries, Inc., with an office located at 480 Fernand Poitras Street, Terrebonne, QC J6Y 1Y4, Canada on behalf of itself and its affiliates and manufacturing facilities designated as authorized producers of Loop PET (hereinafter “SELLER”), and Pepsi-Cola Advertising and Marketing, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., with offices located at 700 Anderson Hill Road, Purchase, NY 10577 (hereinafter “PCAM”). PCAM and SELLER are referred to hereinafter as the “parties” and each individually as a “party”.

WHEREAS, PCAM desires to assure itself, and the Bottle Manufacturers, a source of supply of recycled clear polyethylene terephthalate resin while limiting its price volatility; and

WHEREAS, Seller has developed an innovative technology for the depolymerization of waste Loop PET (defined below) to produce Loop™ branded PET;

WHEREAS, Seller is developing a facility in [***] for the manufacturing of Loop PET (the “Facility”), and desires to assure itself of a reliable market for its Loop PET;

NOW, THEREFORE, in consideration of the foregoing promises and the covenants contained herein, the parties hereto agree as follows:

1. DEFINITIONS

“Bottle Manufacturer(s)” means (i) manufacturers of plastic containers, including pods, some of whom are entities with whom PCAM or its affiliated companies have contracts for the manufacture of plastic bottles and/or preforms for such plastic bottles; (ii) PCAM affiliated bottling companies which produce plastic bottles for their own finished beverage production needs; and (iii) companies which manufacturer compounds for inclusion in the Loop PET to enhance its use as a packaging material for food and beverages and which use the Loop PET itself as the material in which the compounds are incorporated for delivery to the entities described in (i) and (ii) immediately above in this definition.

[***] means the quantities of Loop PET set out in SCHEDULE A.

“Deliverables” means the information SELLER provides to PCAM as detailed in SCHEDULE C.

“Location(s)” means the Bottle Manufacture locations set out in SCHEDULE F.

“Loop PET” shall mean Loop™ branded resin which is recycled clear polyethylene terephthalate polyester resins, which undergoes a depolymerization of waste polyester, a technology proprietary to Loop and which are suitable for the manufacture of containers, [***] for which will hold food or beverages and which are as defined by the SELLER’s Specifications, the specifications of a Bottle Manufacturer(s) for the conversion of the Loop PET to plastic containers for food or beverages, and are included on PCAM’s list of approved resins (collectively, the “Specifications”).

“SELLER’s Specifications” shall mean the Loop PET specifications provided by SELLER to PCAM and to the Bottle Manufacturer(s) for any Loop PET to be delivered under this Agreement, which SELLER’s Specifications are set forth in SCHEDULE D.

“Supply Agreement” means the supply agreement to be entered into between the SELLER and the Bottle Manufacturer(s).

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2. TERM

The term of this Agreement will commence on the date of first delivery of Loop PET from a Facility to a Bottle Manufacturer which shall be no later than [***] (the “Effective Date”) and expire on the date which is [***] years from the Effective Date (the “Term”). At PCAM’s sole option, the Term will be extended by [***], upon no less than 12 months’ written notice of the end of the Term.

3. SALE AND PURCHASE

SELLER agrees to sell to the Bottle Manufacturer(s) the total [***] of Loop PET as ordered by the Bottle Manufacturer(s) via the Supply Agreements from time to time, and deliver such ordered quantities to the applicable Location, at such price set out in SCHEDULE B; and PCAM agrees to use its commercially reasonable efforts to direct the Bottle Manufacturer(s) to enter into a Supply Agreement with SELLER for the purchase of Loop PET during the Term. SELLER shall invoice Bottle Manufacturers directly for all Loop PET ordered by the Bottle Manufacturers. The purchase of the [***] on the part of PCAM for each year of the Term of this Agreement such that (i) so long as the [***] are made available by SELLER and (ii) SELLER has not breached any provision of this Agreement, [***].

At PCAM’s sole option, PCAM may purchase Loop PET from SELLER pursuant to this Agreement by entering into a Supply Agreement. Should PCAM exercise its option to purchase Loop PET, SELLER and PCAM agree that the terms and conditions of this Agreement and the Supply Agreement will apply to such purchase and that such purchase will count towards [***].

4. PAYMENT TERMS, TITLE AND RISK OF LOSS

(a)	Payment of all invoices received by PCAM from SELLER, if any, will be net [***] days from the later of the invoice date or the date that the Loop PET is received by PCAM or another recipient at PCAM’s direction.

(b)	Delivery, title, and risk of loss shall be [***] (Incoterms 2010).

(c)	SELLER shall notify PCAM if a Bottle Manufacturer(s) deviates materially from the terms and conditions of a Supply Agreement and PCAM shall use commercially reasonable efforts to liaise with Bottle Manufacturer to have such deviations resolved.

5. FREIGHT

All prices as such price set out in SCHEDULE B for the Loop PET are [***] Incoterms (2010). Each Supply Agreement may have additional delivery terms.

6. QUALITY AND SERVICE

(a) SELLER must provide quality Loop PET to a Bottle Manufacturer(s) in accordance with the Specifications and warranty provisions set forth herein.

(b) SELLER may not provide Loop PET to a Bottle Manufacturer that does not meet the Specifications, or Loop PET having specifications that have not been approved by PCAM. [***]. [***].[***].

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(c) SELLER shall not change the grade of Loop PET delivered to any given Location unless (i) PCAM has asked SELLER to make a change; or (ii) PCAM has given its prior approval in response to a request from SELLER to make a change. Should SELLER change the grade of Loop PET due to its own request pursuant to (ii), [***].

(d) [***].

(e) SELLER shall also exercise commercially reasonable efforts to maintain for each Location an overall service level, with respect to the Loop PET supplied by SELLER, equal to or better than that of the Bottle Manufacturer(s)’ other suppliers of Loop PET. Such a service level shall include, but not be limited to, providing, [***],[***]. If SELLER’s service level at a Location with respect to the Loop PET itself is demonstrated to be unacceptable, PCAM shall notify SELLER in writing and SELLER shall have [***] days to meet the specified performance level without being in breach of this Agreement, provided that SELLER promptly and diligently pursues such performance level improvements. PCAM agrees to use its commercially reasonable efforts to ensure that the Bottle Manufacturer(s) cooperates in the remedy of any such issue. [***].

(f) SELLER shall submit the Deliverables in accordance with SCHEDULE C.

7. SUPPLY ASSURANCE

[***]

8. FORCE MAJEURE

(a) If and to the extent that a party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed, (collectively, “Non-Performance”), which Non-Performance could not have been prevented by reasonable precautions by such party, (the “Affected Party”), and which is due to a cause beyond its reasonable control, such as fire, flood, earthquake, explosion, elements of nature or acts of God, acts of war, acts of terrorism, acts of any government, riots, civil disorders, strikes, lock-outs and other labor disputes, rebellions or revolutions, (a “Force Majeure Event”), then the Affected Party shall be excused for such Non-Performance for as long as such Force Majeure Event continues, provided that the Affected Party continues to use its commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means.

(b) The Affected Party shall immediately notify the other party of the occurrence of the Force Majeure Event, and describe in reasonable detail the nature of the Force Majeure Event. Performance of this Agreement shall be resumed as quickly as reasonably possible after the Force Majeure Event is remedied.

(c) If SELLER is the Affected Party, then during any such period, [***], and PCAM shall have the right to arrange from third party suppliers the supply of Loop PET in such quantities as those which SELLER is unable to supply due to such Force Majeure, and any such quantities will be reduced from the Forecasted Quantities, or credited against any outstanding purchase obligations of a Bottle Manufacturer, whichever option PCAM chooses. Any quantities that SELLER is unable to supply due to a Force Majeure Event, and which PCAM or Bottle Manufacturer does not procure through a third party will be reduced from the Forecasted Quantities, or credited against any outstanding purchase obligations of a Bottle Manufacturer, whichever option PCAM chooses.

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9. CONFIDENTIALITY/NON-PUBLICITY

(a) Except as provided herein, each party shall keep confidential the terms of this Agreement and all disclosures of non-public information made by the other party (individually or collectively, “Confidential Information”), and shall neither disclose Confidential Information to anyone else nor use it for the receiving party’s separate benefit.

(b) Each party may disclose Confidential Information to its affiliates, employees, representatives and agents having a need to know the Confidential Information for the purpose of fulfilling obligations owed by such party under this Agreement, provided that such employees, representatives or agents have been advised of the confidential nature of the information, and are bound by confidentiality and non-use obligations substantially similar to those in this Agreement. The party disclosing Confidential Information to its employees, representatives or agents will be responsible for any breach of this Agreement by such persons.

(c) A party may disclose Confidential Information of the other party if required by law or by a court or governmental agency, provided that the other party is given reasonable notice and opportunity to contest the required disclosure, and in the event that the disclosure cannot be successfully contested then the party of whom disclosure is required shall disclose the Confidential Information only to the extent legally required.

(d) Information subject to the restriction of this Section 7(d) shall not include information, already in the possession of the receiving party on a non-confidential basis prior to its being obtained by the receiving party or its representatives in connection with this Agreement, information disclosed to the receiving party by a third party entitled to make such disclosure, information which becomes public through no fault of the receiving party or information independently developed by the receiving party without reference to the Confidential Information of the disclosing party.

(e) Neither SELLER nor PCAM shall use the other’s name, logos, or trademarks or refer to, or identify, the other or any affiliated entities of the other in publicity releases, interviews, promotional or marketing materials, announcements, customer listings, testimonials, or advertising without the prior written permission of the other.

10. WARRANTIES

(a) All Loop PET sold hereunder shall be subject to the representations and warranties set out herein, which representations and warranties are material terms of this Agreement.

(b) SELLER represents and warrants to both PCAM and the Bottle Manufacturer(s) that,:

(i)	SELLER is a corporation, validly existing and in good standing under the laws of Nevada and has the full power and authority to execute, deliver, carry out and perform the terms of this Agreement;

(ii)	This Agreement and all related documents have been duly authorized, executed and delivered by SELLER and constitute legal, valid and binding agreements or obligations of SELLER enforceable against SELLER in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally;

(iii)	SELLER shall have good title to the Loop PET supplied to the Bottle Manufacturer or to PCAM if PCAM is the buyer;

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(iv)	when the Loop PET is delivered to the Bottle Manufacturer, the Loop PET supplied to the Bottle Manufacturer or to PCAM if PCAM is the buyer will be free and clear of any liens or encumbrances;

(v)	the Loop PET supplied to the Bottle Manufacturer or to PCAM, if PCAM is the buyer, will be free from defects in materials and workmanship;

(vi)	the Loop PET supplied to the Bottle Manufacturer or to PCAM, if PCAM is the buyer, will be merchantable and fit for its intended purpose, namely, the manufacture of containers, particularly plastic bottles which will hold food or beverages;

(vii)	the Loop PET supplied to the Bottle Manufacturer or to PCAM, if PCAM is the buyer, will meet the Specifications;

(viii)	the Effective Date shall be no later than [***];

(ix)	the Loop PET supplied to the Bottle Manufacturer or to PCAM, if PCAM is the buyer, will be permissible under presently existing regulations under the Federal Food Additives Amendment and any other applicable federal rules and regulations and under applicable state laws;

(x)	the Loop PET supplied to the Bottle Manufacturer or to PCAM if PCAM is the buyer will neither contain unsafe food additives nor be adulterated nor misbranded as defined under any applicable law; and may be introduced into interstate commerce within the provisions of the Federal Food, Drug and Cosmetic Act; and

(xi)	[***].

[***]

11. REMEDIES FOR BREACH OF WARRANTIES

(a) If the Loop PET does not conform to the applicable warranties contained in Section 10, [***].

(b) In addition to the foregoing, there shall be reimbursement to PCAM or the Bottle Manufacturer(s), as the case may be, for the following to the extent that PCAM or the Bottle Manufacturer(s) incurs such costs: [***]. SELLER’s liability hereunder, whether in contract or in tort, shall be limited exclusively as provided in subsection (a) above and this subsection (b).

(c) No party shall be responsible to any other for special, consequential, or punitive damages such as, by way of example, loss of business, loss of profits or loss of goodwill, except for any third party claims and except to the extent any of the damages expressly listed in this Agreement would be construed as special or consequential damages. [***].

(d) SELLER agrees that, should SELLER breach its warranties as set out in Section 10(b) that it will use its commercially reasonable efforts to remedy such breach and its cause. However, if SELLER is not successful in remedying the cause of the breach and the Loop PET delivered by SELLER at a Location(s) continues to not meet such warranties for more than [***], other than due to an event of Force Majeure for the period of time that such Force Majeure event exists, then PCAM or the Bottle Manufacturer(s), as the case may be, again without prejudice to any other right or remedy which may be available to either of them under this Agreement, may, with respect to the particular Location(s) in question, (i) [***], and (ii) [***].

[***]:

(i)	[***]; and

(ii)	[***].

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(e) [***].

12. INDEMNIFICATION

(a) SELLER agrees to defend, indemnify and hold PCAM and/or a Bottle Manufacturer(s) harmless from and against any and all costs, losses, liabilities, damages, claims or expenses (including, without limitation, legal fees and expenses incurred in defending against any such claims) incurred by PCAM and/or the Bottle Manufacturer(s) and attributable to any misrepresentation or breach by SELLER of the warranties herein, or any acts or omissions of SELLER in performing its obligations under this Agreement, provided that PCAM and/or the Bottle Manufacturer(s) gives SELLER prompt notice of such claim, cooperates in the defense thereof (which will include such matters as providing PCAM and/or the Bottle Manufacturer(s)employees for interview, deposition and testimony at trial and production of relevant documents), and grants SELLER the right to handle, defend or otherwise dispose of such claim as it may determine, except that SELLER’s handling, defense or disposition shall not require PCAM to take or refrain from taking any action without consent, not to be unreasonably withheld, delayed or conditioned.

(b) SELLER guarantees to PCAM and/or the Bottler Manufacturer(s) that the Loop PET which SELLER furnishes to PCAM and/or the Bottle Manufacturers under this Agreement, and the use thereof in the form and composition furnished by SELLER, will not infringe any valid United States patent. In the event of a claim of any such actual or alleged infringement, and provided that SELLER is promptly notified thereof and given the complete defense, SELLER agrees to defend, indemnify, and hold PCAM and/or Bottler Manufacturer(s) harmless from and against any costs or awards against PCAM and the Bottle Manufacturer(s) arising from such claim. SELLER’s obligations to defend, indemnify and hold harmless are further contingent upon PCAM’s and/or the Bottle Manufacturer(s)’ assistance and documentation that SELLER may reasonably request; and PCAM’s and the Bottle Manufacturer(s)’s (i) not disclosing to any third party or the public the terms of this guarantee/indemnity without the prior written consent of SELLER; (ii) not cooperating with the patent owner or plaintiff unless legally obligated to do so; and (iii) not entering into any settlement or negotiating any settlement terms without SELLER’s consent. SELLER retains the sole right to enter into and settle any such claim or suit provided such settlement does not obligate PCAM to take or refrain from taking any action without consent, not to be unreasonably withheld.[***].

13. NOTICES

Any notice required or permitted hereunder shall be in writing and shall be sent to the address given below of the party to be notified, unless such party has previously notified the other of a change of address, in which case the notice shall be sent to such changed address:

SELLER:	Nelson Switzer, CGO Loop Industries, Inc. 480 Fernand Poitras Street Terrebonne, QC J6Y 1Y4, Canada [***]

With a copy to:	Antonella Penta, VP & General Counsel Loop Industries, Inc. 480 Fernand Poitras Street Terrebonne, QC J6Y 1Y4, Canada [***]

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PCAM:	Sr. Director, Resin COE, Global Procurement PepsiCo, Inc. 700 Anderson Hill Road Purchase, NY 10577 [***]

With copy to:	Legal Vice-President, Global Procurement PepsiCo, Inc. 700 Anderson Hill Road Purchase, NY 10577

If such notice is dispatched by overnight carrier, it shall be deemed to have been duly given or rendered upon mailing thereof.

14. AMENDMENTS

This Agreement may not be amended except in a writing executed by an authorized representative for each party, which writing shall specifically state that it is amending this Agreement. All such amendments shall, as of their effective date, automatically become a part of this Agreement.

15. ASSIGNMENT

This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed or conditioned; provided however that either party may freely assign and delegate their respective rights and obligations hereunder to any Affiliate [***]. “Affiliate” for purposes of this Section shall mean any business entity which controls, or is controlled by, or is under common control with, a party where control shall mean ownership, either directly or indirectly, of more than fifty percent (50%) of the ownership interests representing the equity, the voting stock, or general partnership interest of that business entity.

16. CHANGE OF CONTROL

(a) Upon a Change of Control (as defined below), [***]. For purposes of this Agreement, “Change of Control” shall mean the occurrence of one of the following events: (i) any Person other than SELLER becomes the owner of more than 50% of the outstanding capital stock of SELLER; (ii) any sale, lease, exchange or other transfer of more than 50% of the assets of SELLER to any Person; or (iii) the liquidation or dissolution of SELLER. “Person” shall mean an individual, partnership, corporation, unincorporated organization, trust or joint venture, governmental agency or political subdivision thereof, or any group of related Persons.

(b) If SELLER, directly or indirectly acquires, or is acquired by, any Person, firm or corporation which is [***].

(c) SELLER will give PCAM no less than [***] prior written notice of a proposed Change of Control, or proposed acquisition as described in subsection (b).

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17. GOVERNING LAW

This Agreement shall be governed by and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law principles, which might provide for the application of the laws of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods is excluded.

18. COMPLIANCE WITH POLICIES AND LAWS

(a)	In performing its obligations hereunder, SELLER will comply with all of PepsiCo’s rules and regulations as provided to SELLER, including PepsiCo’s Raw Material Quality and Food Safety Policy, which is attached hereto in its current form as SCHEDULE E, as amended from time to time.

(b)	SELLER will comply with any applicable laws, rules, regulations, permit requirements, license requirements and order of public authority, including obtaining any required permits and licenses, and compliance with laws, rules, regulations, and guidance of federal, national, state or other regulatory bodies.

(c)	SELLER shall at all times comply with all applicable laws relating to anti-bribery and anti-corruption. SELLER agrees that it will not give, offer or promise, directly or indirectly: money, presents, meals, entertainment or anything of value to any public official as officials of government-owned companies or to political official or candidate, for the purpose of influencing any act or decision of such person in his or her official capacity or in order to obtain or retain business; also SELLER warrants that there are no such persons who are officers, employees or direct or indirect owners as of the date of this Agreement. SELLER agrees to promptly report to PCAM any request or demand for any undue financial or other advantage of any kind received by SELLER in connection with the performance of this Agreement. Breach of this clause shall be deemed a material breach of this Agreement.

(d)	PCAM and SELLER will abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity, or national origin. Moreover, these regulations require that PCAM and SELLER take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, protected veteran status or disability.

(e)	MINORITY AND WOMEN’S BUSINESS ENTERPRISES.

A. Purpose: PepsiCo is committed to providing maximum opportunities for qualified minority and/or women-owned business enterprises (“MBE/WBEs” or collectively, “MWBE”) to participate in its work. PepsiCo endeavors to ensure that qualified MBEs and WBEs are appropriately considered as subcontractors and/or suppliers for the provision of products and services to PepsiCo. SELLER will therefore comply with the requirements set forth in this Section.

B. Definitions: As used in this Section, the following terms are defined as follows:

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(a)“Minority Business” or “MBE” means a business that is Certified to be 51 percent owned, controlled and operated by a citizen or lawfully permanent resident by one or more members of the following groups: African Americans; Hispanic Americans; Native Americans (Native Americans include American Indians, Eskimos, Aleuts and Native Hawaiians); and Asian Americans (Asian Americans include U.S. citizens whose origins include East, South and Southeast Asian and Pacific Islander ).

(b)“Woman-Owned Business” or “WBE” means a business that is Certified to be at least 51 percent owned, controlled and operated by a woman or women.

(c)“Certified” means a supplier has a certification by an accredited agency such as the National Minority Supplier Development Council (NMSDC), the Women Business Enterprise National Council (WBENC), the US Pan Asian American Chamber of Commerce (USPAACC), or other federal, state, or local accreditation agencies as to the ownership of the business and reported on an annual basis.

(d) “MWBE” means MBEs or WBEs, individually or collectively.

C. Non-MWBE Supplier: SELLER agrees to use its commercially reasonable efforts to increase its spend of its subcontracted goods and services with Certified MWBE companies in connection with the products and services sold pursuant to this Agreement.

SELLER further agrees to report monies spent with certified qualified MBEs or WBEs in connection with products or services SELLER provides to PepsiCo. SELLER will provide such reports as PepsiCo may from time to time reasonably request, but not more frequently than on a per period basis in accordance to PepsiCo’s reporting calendar. SELLER agrees to provide PepsiCo with a verification of the certification of its MWBE suppliers, and its MWBE spend reported to PepsiCo no less than every eighteen (18) months. Further, SELLER agrees to develop and submit to PepsiCo detailed plans for achieving its MWBE goals.

SELLER agrees to make reasonable commercial efforts to perform activities which will lead to increased MWBE spend. Examples of such activities include, but are not limited to: attending at least one MWBE supplier trade show (at SELLER’s sole expense) each year to actively pursue Certified MWBE sources; contacting PepsiCo Supplier Diversity resources in an effort to source Certified MWBE suppliers; developing a detailed supply chain process map to identify areas of opportunities to utilize Certified MWBE subcontract suppliers; and maintaining on-going dialogue with PepsiCo to proactively source MWBE vendors and to review on a quarterly basis progress against the above agreed objectives.

In the event that a SELLER’s subcontractor loses its MWBE status, SELLER will employ reasonable commercial efforts to find an alternate Certified MWBE subcontractor. Within 30 days, SELLER will provide a list of potential solutions to PepsiCo to replace the forecasted spend. Once PepsiCo approves the list, SELLER will work with PepsiCo to implement such actions within 90 days.

D. MWBE Supplier: If SELLER qualifies as an MBE or WBE, SELLER will notify PepsiCo immediately. If SELLER is qualified, but not yet Certified, SELLER shall take reasonable and timely steps to obtain appropriate certification as an MBE and/or WBE. If SELLER’s MWBE certification is lost or not-renewed for any reason, the SELLER will notify PepsiCo no less than 90 days in advance of potential loss of certification. Furthermore, the SELLER will begin reporting its Subcontracted MWBE spend within 30 days of such change in status. Reporting will be retroactive to the date the certification was lost. SELLER will then be held accountable to non-MWBE supplier actions as described above.

E. Compliance: The extent to which SELLER complies with this Section may be considered by PCAM in deciding to extend existing purchase agreements or enter into new purchase agreements with SELLER.

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19. CODE OF CONDUCT

This Agreement and all orders made under this Agreement shall be subject to PepsiCo Inc.’s Global Supplier Code of Conduct, available at www.pepsico.com/SupplierCodeofConduct, as amended from time to time.

20. THIRD PARTY BENEFICIARIES

It is expressly understood and agreed to by the parties hereto that the parties intend the Bottle Manufacturer(s) as well as SELLER affiliates and authorized manufacturers of Loop PET to have third party rights under the terms and conditions of this Agreement. Nothing in this Agreement is intended to provide any other third party other than the Bottle Manufacturers and SELLER affiliates and manufacturing facilities designated as authorized producers of Loop PET with rights hereunder.

21. TERMINATION

In addition to termination rights otherwise provided herein, the following termination rights apply:

(i) a party may terminate this Agreement in whole or part for cause in the event of any uncured default by the other party by first providing written notice of the alleged default, and allowing the allegedly defaulting party the opportunity to cure the alleged default within [***] from receipt of the notice. If the allegedly defaulting party fails to cure its default within [***] of the receipt of this notice, the party giving notice may terminate this Agreement with immediate effect;

(ii) a party may terminate this Agreement if the other party becomes insolvent, makes an arrangement for the benefit of its creditors, has a receiver appointed over all or a portion of its assets, enters into liquidation, whether voluntarily or involuntarily, has a petition of bankruptcy filed by or against it, or takes or suffers any similar action in connection with its debts;

(iii) a party may terminate this Agreement if the other party ceases to carry on its existing business, enters proceedings for winding up or dissolution, or is dissolved; and

(iv) in the event of a Force Majeure Event which continues for more than [***].

22. INSURANCE

Without limiting any other obligation or liability of SELLER under this Agreement, SELLER agrees that upon execution of the Agreement and throughout its entire effective period, SELLER shall procure and maintain insurance coverage, at its sole cost and expense, with limits and conditions not less than those specified below.

1.	Commercial General Liability Insurance, written on an occurrence form, including but not limited to premises-operations, broad form property damage, products/completed operations, contractual liability, personal injury and advertising injury, with limits of at least [***].

2.	Worker’s Compensation Insurance with benefits afforded under the laws of the state in which the services are to be performed and Employers Liability insurance with minimum limits [***]. SELLER is required to carry this insurance regardless of eligibility for waiver or exemption of coverage under state statute, [***].

3.	Business Automobile Liability Insurance including coverage for owned, hired, and non-owned vehicles with a combined single limit including bodily injury and property damage of not less than [***].

4.	Excess Liability (Umbrella) Insurance with a minimum limit of [***]. This policy shall provide excess limits for the General Liability, Employer’s Liability and Automobile Liability policies and be follow form or at least as broad in coverage.

5.	General Requirements

a)	SELLER’s purchase of insurance shall not in any way limit SELLER’s liability under this Agreement. All coverage must be written on an occurrence basis and must be maintained without interruption from the Effective Date of this agreement. All coverage shall be primary and non-contributory to any other insurance available to PCAM.

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b)	Should any of the above described policies be cancelled before the expiration date thereof, the SELLER or SELLER’s representative will mail thirty (30) days written notice to the certificate holder.

c)	The policies shall be written with insuring company(ies) with AM Best financial strength ratings of “A” or higher and financial size categories of “VII” or greater.

d)	The policies listed in sections 1, 3 and 4 shall list PCAM and its subsidiaries, affiliates, directors, officers, employees, partners and agents as additional insured.

e)	The policies listed in sections 1, 2, 3 and 4 shall contain waiver of subrogation in favor of PCAM.

f)	The coverage amounts set forth above may be met by a combination of underlying and umbrella policies so long as in combination the limits equal or exceed those required.

g)	SELLER and any subcontractors shall provide PCAM with certificates of insurance evidencing the insurance required within prior to commencing any work.

h)	[***].

i)

Furnishing acceptable evidence of insurance as required hereunder shall not relieve SELLER or any subcontractor from any liability or obligation for which it is otherwise liable under the terms of this contract, nor is liability limited to the amount of this contract.

23. BUSINESS CONTINUITY

SELLER recognizes and acknowledges the accountability to provide a reliable, responsive, uninterrupted supply of Loop PET for the Bottle Manufacturers. [***]. Furthermore, SELLER will develop and maintain a contingency plan for supplying Loop PET hereunder in the events which would otherwise interrupt a reliable supply chain. This plan will be tested, updated and maintained throughout the life of this Agreement. SELLER agrees to a review of this plan on a no less than an annual basis with representatives from PepsiCo Global Procurement.

24. INSPECTIONS; RECORDS

(a)	Inspections: [***]. SELLER’s and SELLER’s subcontractors’ employees and agents will cooperate fully with PCAM during any inspections. SELLER and SELLER’s subcontractors will provide PCAM with access to all areas of SELLER’s Facilities [***]. PCAM may inspect all manufacturing and packaging processes and equipment, and finished product inventories. The inspection staff must, throughout the time they are on SELLER’s premises, observe the governing rules and regulations of the premises.

(b)	Records: [***], SELLER will maintain complete and accurate manufacturing, processing, packaging and quality control records that (1) show the complete history of each grouping of the Loop PET, including lot numbers and production dates; (2) facilitate easy identification and tracking of each lot, batch, unit production run and any other applicable grouping; and (3) include any other information reasonably requested by PCAM.

25. DISPUTE RESOLUTION

(a)	Negotiation of Disputes: Prior to bringing any claim, dispute or controversy of any nature arising out of or relating to this Agreement (collectively, “Dispute”) to arbitration or litigation, the parties agree that they will attempt to resolve the Dispute by negotiation between executives with authority to resolve the Dispute.

(b)	General Terms of Negotiations: [***].

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26. SEVERABILITY

If any provision of this Agreement, whether a paragraph, sentence or portion thereof, is determined by a court of competent jurisdiction to be null and void or unenforceable, such provision shall be deemed to be severed, and the remaining provisions of this Agreement shall remain in full force and effect.

27. SURVIVAL

The terms and provisions of this Agreement that, by their sense and context, are intended to survive the completion or termination of this Agreement shall so survive the completion of performance and termination of this Agreement, including, without limitation, the warranty, indemnification, and confidentiality terms hereunder.

28. WAIVER

Neither party shall be deemed to have waived any right, power, privilege or remedy unless such waiver is in writing and duly executed by it. No failure to exercise, delay in exercising or course of dealing with respect to any right, power, privilege or remedy shall operate as a waiver thereof by either party or of any other right, power, privilege or remedy. No exercise or partial exercise of any right, power, privilege or remedy shall preclude any other or further exercise thereof by either party or the exercise of any other right, power, privilege or remedy by either party.

29. HEADINGS

The headings in this Agreement are for convenience of reference only and shall not affect its interpretation or construction.

30. INDEPENDENT CONTRACTORS

Any work performed by either party or Bottle Manufacturer pursuant to this Agreement shall be in the party’s capacity as an independent contractor and not as an agent or representative of the other party. The parties hereby further agree that no agency, joint venture, partnership, or employee/employer relationship is created hereby, and that neither party or Bottle Manufacturer shall incur any obligation in the name of the other party without that other party’s prior written consent.

Except as otherwise permitted herein, SELLER will not subcontract its performance of its obligations under this Agreement without the prior written approval of PCAM. SELLER shall be responsible and liable to PCAM for the acts and omissions of SELLER’s subcontractors.

31. [***]

32. COUNTERPARTS AND SIGNATURES

This Agreement and any amendments thereto may be executed in one or more counterparts, each of which shall constitute an original for all purposes, and all of which taken together shall constitute one and the same agreement. The parties expressly accept that electronic signatures as recognized under applicable law will be deemed original signatures and will have the same validity and effect.

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33. ENTIRE AGREEMENT

This Agreement and the Schedules attached hereto contain the final, complete and exclusive agreement of the parties with regard to the subject matter hereof. The Schedules are incorporated herein by reference and are a part of this Agreement. This Agreement and the Schedules supersede any and all other agreements, representations or understandings, written or oral, between the parties to this Agreement with respect to the subject matter hereof made prior to or contemporaneously with this Agreement. To the extent there exists any conflict any of the preceding paragraphs and the Schedules, the preceding paragraphs shall control.

ATTACHMENTS:

SCHEDULE A – [***]

SCHEDULE B – PRICES

SCHEDULE C – DELIVERABLES

SCHEDULE D – [***]

SCHEDULE E – [***]

SCHEDULE F – BOTTLE MANUFACTURER’S LOCATIONS

PEPSI-COLA ADVERTISING AND MARKETING, INC.		LOOP INDUSTRIES, INC.

By:	/s/ Clinton E. Berry	By:	/s/ Daniel Solomita

Name:	Clint Berry	Name:	Daniel Solomita

Title:	Senior Director	Title:	CEO

Date:	10/9/2018	Date:	10/5/2018

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SCHEDULE A – [***]

[***]

[***] per year of the Term

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Schedule B – PRICES

Price for Loop PET in each month’s final settlement:

[***]

For example:

[***]

[***]

[***]/metric ton

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SCHEDULE C – DELIVERABLES

In accordance with this Agreement, SELLER shall provide the following:

[***]

***************************************************************************************

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SCHEDULE D – [***]

Confidential

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SCHEDULE E – [***]

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SCHEDULE F – BOTTLE MANUFACTURER’S LOCATIONS

To be sent by PCAM to SELLER in writing prior to the Effective Date of the Agreement

Confidential

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